Exhibit 32

NEWSTAR FINANCIAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of NewStar Financial, Inc. (the “Company”) for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NEWSTAR FINANCIAL, INC.

Date: August 6, 2014	/s/ TIMOTHY J. CONWAY
Timothy J. Conway Chairman, Chief Executive Officer and President

Date: August 6, 2014	/s/ JOHN KIRBY BRAY
John Kirby Bray Chief Financial Officer